UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

DENTSPLY SIRONA Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Dentsply Sirona DENTSPLY SIRONA CORPORATE HEADQUARTERS 13320 BALLANTYNE CORPORATE PLACE CHARLOTTE, NC 28277 V12988-P84010 Your Vote Counts! DENTSPLY SIRONA INC. 2023 Annual Meeting Vote by May 23, 2023 11:59 PM ET. For shares held in a Plan, vote by May 21, 2023 11:59 PM ET. You invested in DENTSPLY SIRONA INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 24, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 10, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 24, 2023 8:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/XRAY2023 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 1a. Eric K. Brandt 1b. Simon D. Campion 1c. Willie A. Deese 1d. Betsy D. Holden 1e. Clyde R. Hosein 1f. Harry M. Kraemer Jr. 1g. Gregory T. Lucier 1h. Jonathan J. Mazelsky 1i. Leslie F. Varon 1j. Janet S. Vergis 1k. Dorothea Wenzel 2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for 2023. 3. Approval, by non-binding vote, of the Company’s executive compensation for 2022. 4. Approval, on a non-binding advisory basis, of the frequency of holding the say-on-pay vote. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Board Recommends For For For For For For For For For For For For For 1 Year Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V12989-P84010